EXHIBIT 32.1

dELiA*s, Inc.

CERTIFICATION OF ROBERT E. BERNARD, CHIEF EXECUTIVE OFFICER

CERTIFICATIONS UNDER SECTION 906

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of dELiA*s, Inc., a Delaware corporation (the “Company”), does hereby certify, that:

The Quarterly Report for the quarter ended April 29, 2006 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of the operations of the Company.

/s/ Robert E. Bernard
Chief Executive Officer

Date: June 13, 2006